ALPS ETF TRUST

RiverFront Dynamic US Dividend Advantage ETF (NYSE ARCA: RFDA)

(the “Fund”)

SUPPLEMENT DATED MARCH 19, 2026

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION (“SAI”), EACH DATED MARCH 31, 2025, AS
SUPPLEMENTED

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Effective March 31, 2026, RiverFront Investment Group, LLC (“RiverFront”), will cease to serve as sub-adviser to the Fund and ALPS Advisors, Inc., the Fund’s investment adviser, will assume all responsibility for selecting the Fund’s investments. Accordingly, each of the following changes will take effect on March 31, 2026:

All references to the Fund’s name in the Summary Prospectus, Prospectus and SAI are hereby deleted and replaced with the following information:

ALPS Dynamic US Dividend Advantage ETF

The Fund’s NYSE Arca ticker symbol, RFDA, will remain the same.

All references to “RiverFront” or the “Sub-Adviser” are hereby deleted and replaced with “ALPS Advisors” or the “Adviser,” as applicable.

The section entitled “PORTFOLIO MANAGERS” in the Summary Prospectus and Prospectus is hereby deleted and replaced with the following information:

Laton Spahr, President of ALPS Advisors, and Eric Hewitt, Director of Research of ALPS Advisors, have been portfolio managers of the Fund since March 31, 2026.

The section entitled “Portfolio Management” in the Prospectus is hereby deleted and replaced with the following information:

Portfolio Management

The Adviser furnishes an investment program for the Fund, manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities.

The portfolio managers are primarily responsible for the day-to-day operation of the Fund. The individuals listed below are members of the investment management team at ALPS Advisors that manages the Fund’s investments and reinvestment of assets. As described below, each member has a different role on the team, and decisions as to the purchases and sales of securities are considered by the relevant members of the team as indicated below.

Laton Spahr

Mr. Spahr is the President of the Adviser, and has served as portfolio manager of the Fund since June 1, 2023. Prior to his association with the Adviser, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for OppenheimerFunds from 2013 to 2019. Mr. Spahr holds an MS from the University of Wisconsin

Eric Hewitt

Mr. Hewitt is the Co-Chief Investment Officer of the Adviser and has served as portfolio manager of the Fund since June 1, 2023. Prior to his association with the Adviser, Mr. Hewitt was a Senior Portfolio Manager for OppenheimerFunds from 2013 to 2019 on the Value & Income Team. Mr. Hewitt holds an MBA in Finance from the University of Minnesota.

Corresponding changes are hereby made to all other sections of the Fund’s Summary Prospectus, Prospectus and SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE